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                                 EXHIBIT 23(a)

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INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in this Registration Statement of Silver Diner, Inc. on Form S-8 relating to the Silver Diner, Inc. Stock Option Plan, of our report dated March 8, 1999, appearing in the Annual Report on Form 10-K of Silver Diner, Inc. for the year ended January 3, 1999.

/s/ Deloitte & Touche LLP
-------------------------

McLean, Virginia
February 2, 2000

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